Exhibit 10.21(J)

EXECUTION VERSION

CONSENT AND TENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

AND SEVENTH AMENDMENT TO PLEDGE AGREEMENT

THIS CONSENT AND TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND SEVENTH AMENDMENT TO PLEDGE AGREEMENT (this “Tenth Amendment”) is made as of this 3rd day of November, 2016 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LUMIFICIENT CORPORATION, a Minnesota corporation (“Lumificient”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), SEESMART TECHNOLOGIES, LLC, a Delaware limited liability company (“Seesmart Tech”), RELUME TECHNOLOGIES, INC., a Delaware corporation (“Relume”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), SEESMART, INC., a Delaware corporation (“Seesmart”), and TNT ENERGY, LLC, a Massachusetts limited liability company (“TNT Energy”, and together with RLT, Lumificient, LIT, Seesmart Tech, Relume, Tri-State, Value Lighting, All Around, Energy Source, RLT-E-Lighting, and Seesmart, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”).

WHEREAS, the Obligors and the Lender are parties to a certain Pledge Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Pledge Agreement”).

WHEREAS, pursuant to the terms and conditions of the Seventh Amendment, the Obligors were to satisfactorily consummate each Recombination (as defined in the Seventh Amendment) by no later than June 30, 2016.

WHEREAS, the Obligors have advised the Lender that each and every Recombination was not consummated by June 30, 2016, and the Obligors are seeking an extension of such deadline to no later than December 31, 2016 pursuant to the terms and conditions of this Tenth Amendment.

WHEREAS, the Obligors have advised the Lender that the Obligors intend to consummate the TNT Merger (as defined below) of TNT Energy with and into Energy Source, with Energy Source being the surviving entity.

WHEREAS, pursuant to the terms and conditions of the Loan Agreement, the Pledge Agreement and the other Loan Documents, the failure of the Obligors to obtain the written consent of the Lender prior to consummating the TNT Merger would constitute a Default and Event of Default under the Loan Agreement, and, accordingly, the Obligors have requested the consent of the Lender to the TNT Merger pursuant to the terms and conditions of this Tenth Amendment.

WHEREAS, the Obligors have also requested that the Lender modify and amend certain other terms and conditions of the Loan Agreement and the Pledge Agreement, including, without limitation, the extension of the Revolver Termination Date from August 20, 2017 to October 4, 2017.

WHEREAS, the Lender is willing to so (1) consent to (A) the extension of the deadline to consummate each Recombination and (B) the TNT Merger, (2) extend the Revolver Termination Date from August 20, 2017 to October 4, 2017, and (3) modify and amend certain other terms and conditions of the Loan Agreement and the Pledge Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Consent to Extension of Deadline to Consummate Each Recombination. The Obligors hereby represent, warrant, covenant and agree in favor of the Lender that each Recombination which the Obligors undertake to complete will be satisfactorily consummated by no later than December 31, 2016, as determined by the Lender in its sole discretion, and subject to reasonable extensions by the Lender, and the Lender hereby consents to such extension, subject to the terms and conditions contained herein, including, but not limited to, the fulfillment of the Conditions Precedent to Effectiveness set forth in Section 10 hereof, all as determined by the Lender in its sole reasonable discretion.

3. Consent to the TNT Merger. The Obligors hereby represent, warrant, covenant and agree in favor of the Lender that the Obligors intend for TNT Energy to be merged with and into Energy Source, with Energy Source being the surviving entity (the “TNT Merger”), and the Lender hereby consents to the TNT Merger, subject to the terms and conditions contained herein, including, but not limited to, the fulfillment of the Conditions Precedent to Effectiveness set forth in Section 10 hereof, all as determined by the Lender in its sole reasonable discretion. The Obligors shall certify to the Lender in writing within three (3) Business Days after the completion of the TNT Merger, and shall therewith simultaneously deliver to the Lender (i) satisfactory file-stamped copies of all documents filed with the respective state authorities to effectuate the TNT Merger, (ii) a replacement Schedule 8.1.4 to the Loan Agreement and a replacement Schedule III to the Pledge Agreement reflecting the TNT Merger, and (iii) certificates of a duly authorized officer of each applicable Obligor certifying (A) that an attached copy of resolutions authorizing the TNT Merger and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility, and (B) to the title, name and signature of each Person authorized to sign such documents. The Obligors acknowledge and agree that the foregoing consent of the Lender shall be null and void and of no force or effect if the TNT Merger is not satisfactorily consummated by no later than December 31, 2016, as determined by the Lender in its sole discretion, and subject to reasonable extensions by the Lender.

4. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “Revolver Termination Date” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

““Revolver Termination Date: October 4, 2017.”

(b)	The provisions of Section 1.1 of the Loan Agreement (Definitions) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

““Post-Tenth Amendment Obligations”: as defined in the Tenth Amendment.”

““Tenth Amendment” means that certain Consent and Tenth Amendment to Loan and Security Agreement and Seventh Amendment to Pledge Agreement, dated as of November 3, 2016, by and among the Obligors and the Lender.”

““Tenth Amendment Effective Date”: means November 3, 2016.”

5. Amendments to Pledge Agreement. Effective upon the satisfactory consummation pursuant to the terms and conditions of this Tenth Amendment of the TNT Merger (as confirmed by the Lender), the existing Schedule III to the Pledge Agreement will deleted in its entirety, and the replacement Schedule III to the Pledge Agreement that is delivered by the Obligors to the Lender pursuant to the terms and conditions of this Tenth Amendment shall substituted in its stead.

6. Post-Tenth Amendment Obligations. The Obligors hereby agree to deliver the following duly completed and executed items to the Lender by no later than November 15, 2016 or such later date(s) as reasonably agreed to by the Lender (collectively the “Post-Tenth Amendment Obligations”), all in the form and substance reasonably satisfactory to the Lender, and the Obligors further agree that any failure by the Obligors to duly and timely comply with the Post-Tenth Amendment Obligations shall constitute an Event of Default under the Loan Agreement:

(a)	An Omnibus Officer’s and Member’s Certificate of duly authorized officers and members, as applicable, of each of the Obligors certifying (i) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Tenth Amendment and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign such documents.

7. Ratification of Loan Documents. Except as specifically amended by this Tenth Amendment, all of the terms and conditions of the Loan Agreement and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists, and nothing contained herein shall be deemed to constitute a waiver by the Lender of any Event of Default which may nonetheless exist as of the date hereof.

8. Breach. Without limiting the provisions of the Loan Documents, a breach of any agreement, covenant, warranty, representation or certification of the Obligors under this Tenth Amendment and/or the failure of the Obligors to perform its obligations under this Tenth Amendment shall constitute an Event of Default under the Loan Agreement.

9. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

10. Conditions Precedent to Effectiveness. This Tenth Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

(a)	This Tenth Amendment shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)	All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Tenth Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)	The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request.

(d)	In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender (i) all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Tenth Amendment and all documents related thereto and/or associated therewith through and including the Tenth Amendment Effective Date in the amount of $11,981.80, and (ii) the outstanding attorneys’ fees due prior to the Tenth Amendment Effective Date in the amount of $23,323.00.

11. Miscellaneous.

(a)	This Tenth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Tenth Amendment (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Tenth Amendment by no later than three (3) Business Days after the Tenth Amendment Effective Date.

(b)	This Tenth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)	Any determination that any provision of this Tenth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability. of any other provisions of this Tenth Amendment.

(d)	THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS TENTH AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

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IN WITNESS WHEREOF, the parties have executed this Tenth Amendment as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name: Cynthia G. Stannard
Title: Sr. Vice President

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BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

LUMIFICIENT CORPORATION

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President, Secretary and Treasurer

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

SEESMART TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

RELUME TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President, Secretary and Treasurer

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TRI-STATE LED DE, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

VALUE LIGHTING, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

ALL AROUND LIGHTING L.L.C.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

ENERGY SOURCE, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Secretary and Treasurer

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President, Secretary and Treasurer

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SEESMART, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President and Secretary

TNT ENERGY, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Manager

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GUARANTORS:

SENTINEL SYSTEM, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President, Secretary and Treasurer

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President of Sole Member

ENVIROLIGHT LED, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President and Secretary of Sole Member

BREAK ONE NINE, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Secretary and Treasurer

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Manager